                     SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C. 20549

                                    Form 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 February 25, 1999

                    Central European Distribution Corporation


Delaware                                0-24341                        54-1865271
State of Incorporation          Commission File number        IRS employer Identification #


                  1343 Main Street, Suite 301, Sarasota Florida 34236
                       Address of Principal Executive Offices

           Registrants Telephone number including area code  (941) 330 1558

               211 N. Union Street, Suite 100, Alexandria Virginia 22314
                                Former Address


Item # 5 Other events.

See attached press release (Exhibit 1) announcing the agreement. The Board of Directors approved the agreement on February 16th, 1999.



                                  Signatures

Pursuant to the requirements of the SECURITIES EXCHANGE ACT OF 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Central European Distribution Corporation
                                                    (Registrant)


Date: February 25, 1999                             Jeffrey Peterson
                                                Executive Vice-President